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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                       Form 8-K

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



                           Date of Report:  March 25, 1998
                          (Date of earliest event reported)


                                    FC BANC CORP.
                          --------------------------------
                       (Exact name as specified in its charter)



            Ohio                     0-25616               34-17178070
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    (State or other jurisdiction     (Commission        (I.R.S. Employer
        of incorporation)            File Number)        Identification No.)


         105 Washington Square, Box 567, Bucyrus, Ohio     44820-0567
         -------------------------------------------------------------
         (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (419) 562-7040
                                    -------------


                                   Not Applicable
          -----------------------------------------------------------------
            (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.


     On March 25, 1998 the Registrant announced that it is commencing a stock repurchase program to acquire up to 16,050 shares of the Company's outstanding common stock. The Company currently has approximately 321,188 shares outstanding. For additional information, reference is made to the Registrant's press release dated March 25, 1998 which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS


     Exhibit 99.1 -- Press Release dated March 25, 1998

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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FC BANC CORP.



                                       By: /s/  G.W. Holden
                                       ------------------------------------
                                       G.W. Holden, President
                                       Chief Executive Officer and Director


Date:  March 25, 1998